SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 11, 2006

                          ADVANCED MEDIA TRAINING, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-50333                 95-4810658
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



             17337 Ventura Blvd., Ste. 208 Encino, California 91316
               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

             ------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 2.01.        COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS.

         On December 11, 2006, Advanced Media Training, Inc. ("Registrant") issued a press release announcing Registrant's exercise of its option to purchase the remaining issued and outstanding stock of Dematco, Inc. ("Dematco").

         As a result of the close of the transaction, Registrant now owns 100% of the issued and outstanding stock of Dematco and the former shareholders of Dematco now own approximately 85% of Registrant's issued and outstanding equity.

         Dematco is a private company, based in Geneva, Switzerland, specializing in the electronic digitizing of any form of securities, whether listed, private or simply to be able to trade and clear in electronic form. Dematco has a unique agreement with Societe Bancaire Privee, a Geneva, Switzerland based federal bank, to process all manner of securities into electronic format.

ITEM 5.01.        CHANGES IN CONTROL OF REGISTRANT

         As part of the close of the Agreement, all of the officers and directors of Registrant, as seated on December 10, 2006, namely, L. Stephen Albright, Buddy Young, Mel Powell, David Leedy and Dennis Spiegelman resigned as officers and directors. Their resignations were effective at the close of business on December 11, 2006.

         In connection with the resignations of Registrant's officers and directors, the following officers and directors were nominated, appointed and elected.

         Directors:  Robert Stevens, Director
                     Lindsay Smith, Director

         Officers:   Robert Stevens, Chief Executive Officer & Chief Financial
                     Officer
                     Robert Lefrak, Secretary

         The new members of Registrant's Board of Directors were appointed and elected to serve until such time as qualified replacements have been nominated, appointed, and elected.

ITEM 7.01.        REGULATION FD DISCLOSURE.

         On December 11, 2006, the Registrant issued a press release announcing the close of the transaction and the grant of the option to purchase the balance of Dematco's outstanding common stock from Dematco's shareholders. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.


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         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1 Press Release issued by the Registrant on December 11, 2006.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANCED MEDIA TRAINING, INC.,
                                        A Delaware corporation (Registrant)


Date: December 11, 2006                 By: /s/ Buddy Young
                                           -------------------------------------
                                            BUDDY YOUNG, Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.       Description
----------        -----------

99.1              Press release issued December 11, 2006.


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